SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

         Check the appropriate box:
         [X]   Preliminary Information Statement
         [ ]   Confidential, for Use of the Commission Only (as permitted by
               Rule 14c-5(d)(2))
         [ ]   Definitive Information Statement

                         HY-TECH TECHNOLOGY GROUP, INC.
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

         (1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

         (5) Total fee paid:

             -------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             -------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

         (3) Filing Party:

             -------------------------------------------------------------------

         (4) Date Filed:

             -------------------------------------------------------------------

                         HY-TECH TECHNOLOGY GROUP, INC.

                              1840 BOY SCOUT DRIVE
                            FORT MYERS, FLORIDA 33907

                              INFORMATION STATEMENT

                                  JULY __, 2003

         This Information Statement is being furnished to stockholders of Hy-Tech Technology Group, Inc., a Delaware corporation (the "Company"), to advise them of corporate action taken without a meeting by written consent of a majority of stockholders to:

          o amend the Articles of Incorporation of the Company to increase its authorized capitalization from 82,000,000 shares, consisting of 50,000,000 shares of common stock, $.001 par value and
               32,000,000 shares of preferred stock, $.001 par value to 101,000,000 shares, consisting of 100,000,000 shares of common stock, $.001 par value and 1,000,000 shares of preferred stock, $.0001 par value. A copy of the Articles of Amendment to the Articles of Incorporation of the Company is attached to this Information Statement as Exhibit A; and

          o approve the 2003 Hy-Tech Technology Group, Inc. Stock Option Plan (the "2003 Stock Option Plan"). A copy of the 2003 Stock Option Plan is attached to this Information Statement as Exhibit B.

         Our Board of Directors fixed the close of business on June 23, 2003 as the record date for the determination of stockholders entitled to vote on the proposal to amend the Articles of Incorporation of the Company and approve the 2003 Stock Option Plan. On June 23, 2003 there were 28,711,082 shares of our common stock issued and outstanding, and no shares of our preferred stock issued and outstanding. The Amendment to the Articles of Incorporation of the Company requires the affirmative vote of a majority of the outstanding shares of our common stock. The approval of the 2003 Stock Option Plan requires the affirmative vote of a majority of the outstanding shares of our common stock. Each share of common stock is entitled to one vote on the proposed amendment and for approval of the 2003 Stock Option Plan.

         The Board of Directors of the Company, by written consent on June 20, 2003 has approved, and stockholders holding an aggregate of 15,838,448 (approximately 55.2%) of our outstanding common shares on June 23, 2003, have consented in writing to amend the Articles of Incorporation of the Company. Accordingly, all corporate actions necessary to authorize the amendment have been taken. In accordance with the regulations under the Securities Exchange Act of 1934, the amendment to the Articles of Incorporation of the Company will not become effective until at least 20 days after we have mailed this Information Statement to our stockholders. Promptly following the expiration of this 20-day period, we intend to effect the amendment to our Articles of Incorporation. The change in our authorized capitalization will become effective at the time of filing the Articles of Amendment.

         The Board of Directors of the Company, by written consent on June 20, 2003 has approved, and stockholders holding an aggregate of 15,838,448 (approximately 55.2%) of our outstanding common shares on June 23, 2003, have consented in writing to approve the 2003 Stock Option Plan. Accordingly, all corporate actions necessary to authorize the 2003 Stock Option Plan have been taken. In accordance with the regulations under the Securities Exchange Act of 1934, the 2003 Stock Option Plan will not become effective until 20 days after we have mailed this Information Statement to our stockholders.

         Our executive offices are located at 1840 Boy Scout Drive, Fort Myers, Florida 33907.

         PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is first being sent or given to the holders of our outstanding common stock, our only class of voting securities outstanding, on or about July___, 2003. Each holder of record of shares of our common stock at the close of business on July 21, 2003 is entitled to receive a copy of this Information Statement.

                           FREQUENTLY ASKED QUESTIONS

          The following questions and answers are intended to respond to frequently asked questions concerning the actions approved by our board of directors and a majority of the persons entitled to vote. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHY AREN'T WE HOLDING A MEETING OF STOCKHOLDERS?

A: The board of directors has already approved the Amendment to our Articles of Incorporation and the 2003 Stock Option Plan and has received the written consent of a majority of the voting interests entitled to vote on such actions. Under the Delaware General Corporation Act these actions may be approved by the written consent of a majority of the voting interests entitled to vote. Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q: WHAT IS THE PURPOSE OF THE AMENDMENT?

A: The purpose of the Amendment is to authorize additional shares of common stock for us to issue to raise capital, for mergers and acquisitions, and to provide compensation that is not payable in cash.

Q: HOW WILL THE AMENDMENT AFFECT THE OFFICERS, DIRECTORS AND EMPLOYEES OF THE COMPANY?

A: The officers, directors and employees of the Company will continue in the same capacities after the Amendment as before the Amendment.

Q: HOW WILL THE 2003 STOCK OPTION PLAN BE USED?

A: The 2003 Stock Option Plan will be used for a number of purposes: to attract and retain qualified directors, officers and employees; to compensate consultants for services rendered to us which we could not otherwise afford to obtain; and to provide incentives for the generation of stockholder value. The Plan will be administered by our board of directors, who will determine the recipients, size, and other terms of any awards under the Plan.

Q: CAN I REQUIRE YOU TO PURCHASE MY STOCK?

A: No. Under the Delaware General Corporation Act, you are not entitled to appraisal and purchase of your stock as a result of the Amendment or the adoption of the Plan.

Q: WHO WILL PAY THE COSTS OF RECAPITALIZATION?

     We will pay all of the costs of the Amendment, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the Amendment.



                     AMENDMENT OF ARTICLES OF INCORPORATION

         Our Articles of Incorporation authorize us to issue 82,000,000 shares of capital stock, consisting of 50,000,000 shares of common stock, $.001 par value and 32,000,000 shares of preferred stock, $.001 par value. Our board of directors and stockholders holding a majority of our outstanding voting shares have approved an amendment to our Articles of Incorporation to increase our authorized capitalization to 101,000,000 shares, consisting of 100,000,000 shares of common stock, $.001 par value and 1,000,000 shares of preferred stock, $.0001 par value. The form of the Articles of Amendment to the Articles of Incorporation is attached hereto as Exhibit A.

         The 28,711,082 shares of common stock issued and outstanding as of June 23, 2003 does not include 20,516,419 shares that are held in escrow to be released upon the conversion or exercise of certain of our convertible debt and warrants. These shares are not considered to be issued and outstanding, but are not available for us to use.

         We believe the increase in capitalization is beneficial to us in that it will better enable us to raise capital through future sales of our equity securities, engage in merger and acquisition transactions and provide compensation for certain types of services rendered.

No Dissenters' Rights

         Holders of our voting securities are not entitled to dissenters' rights with respect to the amendment to our Articles of Incorporation.

                             2003 STOCK OPTION PLAN

         We adopted our 2003 Stock Option Plan on June 23, 2003. The plan provides for the grant of options intended to qualify as "incentive stock options", options that are not intended to so qualify or "nonstatutory stock options" and stock appreciation rights. The total number of shares of common stock reserved for issuance under the plan is 5,000,000, subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change, plus an indeterminate number of shares of common stock issuable upon the exercise of "reload options" described below. We have not yet granted any options or stock appreciation rights under the plan.

         The plan is presently administered by our board of directors, which selects the eligible persons to whom options shall be granted, determines the number of common shares subject to each option, the exercise price therefor and the periods during which options are exercisable, interprets the provisions of the plan and, subject to certain limitations, may amend the plan. Each option granted under the plan shall be evidenced by a written agreement between us and the optionee. Options may be granted to our employees (including officers) and directors and certain of our consultants and advisors.

         The exercise price for incentive stock options granted under the plan may not be less than the fair market value of the common stock on the date the option is granted, except for options granted to 10% stockholders which must have an exercise price of not less than 110% of the fair market value of the common stock on the date the option is granted. The exercise price for nonstatutory stock options is determined by the board of directors. Incentive stock options granted under the plan have a maximum term of ten years, except for 10% stockholders who are subject to a maximum term of five years. The term of nonstatutory stock options is determined by the board of directors. Options granted under the plan are not transferable, except by will and the laws of descent and distribution. The board of directors may grant options with a reload feature. Optionees granted a reload feature shall receive, contemporaneously with the payment of the option price in common stock, a right to purchase that number of common shares equal to the sum of (i) the number of shares of common stock used to exercise the option, and (ii) with respect to nonstatutory stock options, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of such nonstatutory stock option.

         Also, the plan allows the board of directors to award to an optionee for each share of common stock covered by an option, a related alternate stock appreciation right, permitting the optionee to be paid the appreciation on the option in lieu of exercising the option. The amount of payment to which an optionee shall be entitled upon the exercise of each stock appreciation right shall be the amount, if any, by which the fair market value of a share of common stock on the exercise date exceeds the exercise price per share of the option.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

Our directors and principal executive officers are as specified on the following table:

========================================================================================
Name              Age   Position

Martin Nielson    51    Chief Executive Officer and Chairman of the Board of Directors
Gary F. McNear    59    Chief Financial Officer, Vice President, Secretary and Director
Craig W. Conklin  54    Chief Operating Officer, Vice President and Director
========================================================================================

         MARTIN NIELSON has been our Chief Executive Officer and Chairman of the Board of Directors since May 2003. Mr. Nielson is a principal of Altos Bancorp, Inc., serving as its Chairman and Chief Executive Officer since November 2002. He has also served as Chief Executive Officer and director of Inclusion Inc. since September 2000. Mr. Nielson and Altos were instrumental in assisting the Company in the negotiations that led to the Company's settlement of its litigation with SunTrust Bank and in securing the financing that funded that settlement. Mr. Nielson will devote his time and attention to leading the Company's expansion and improving its profitability. Mr. Nielson is a senior executive with extensive experience in operations and finance. He has been a business builder for 30 years with such companies as Gap, Businessland, and Corporate Express and now will bring that very relevant fast-growth, public company experience to Hy-Tech.

         Altos, which is an outgrowth of Nielson's M&A practice during his ten years in London is engaged in providing investment banking and business development services to growth oriented, emerging companies throughout the United States and Europe. Altos has been retained by the Company to act as its business advisor. Mr. Nielson will re-assign his Altos duties as advisor to Hy-Tech to another executive during his term of service with the Company.

         GARY F. MCNEAR has been our Chief Financial Officer, Vice President, Secretary and Director since May 2003. From January 2003 through May 2003 he served as Chief Executive Officer and Director of the Company. Mr. McNear has served as the Chief Executive Officer, Chairman of the Board, and Treasurer of Hy-Tech Computer Systems since the Company's inception in November 1992, and was a founding shareholder. Mr. McNear has also served as Secretary of Hy-Tech Computer Systems since March 2001. Hy-Tech Computer Systems aquired us in a reverse acqusition in January 2003. Mr. McNear's duties include banking relationships, cash management, and financial reporting. Mr. McNear's formal education is in Industrial Administration at Iowa State University. Mr. McNear is a former officer and pilot in the U.S. Air Force, and a former airline pilot.

         CRAIG W. CONKLIN has been our Chief Operating Officer, Vice President and Director since May 2003. From January 2003 through May 2003, he served as President and Director of the Company. Mr. Conklin has served as President and Director of Hy-Tech Computer Systems since the Company's inception in November 1992, and was a founding shareholder. Hy-Tech Computer Systems aquired us in a reverse acqusition in January 2003. Mr. Conklin's duties include marketing and operations of the Company. Mr. Conklin holds a B.S. in engineering from the Dartmouth College, and an MBA from the Amos Tuck School of business. Mr. Conklin was formerly employed by Owens-corning Fiberglas, inc. and he successfully operated and sold Golf & Electric Carriages, Inc., a local distributorship for Club Car Golf Carts.

         There is no family relationship between any of our officers or directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Our officers and directors serve the same functions of our wholly-owned subsidiary Hy-Tech Computer Systems Inc.

         Our directors will serve until the next annual meeting of stockholders. Our executive officers are appointed by our Board of Directors and serve at the discretion of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance.

         We believe that our officers, directors, and principal shareholders have filed all reports required to be filed on, respectively, a Form 3 (Initial Statement of Beneficial Ownership of Securities), a Form 4 (Statement of Changes of Beneficial Ownership of Securities), or a Form 5 (Annual Statement of Beneficial Ownership of Securities).

                             EXECUTIVE COMPENSATION

Any compensation received by our officers, directors, and management personnel will be determined from time to time by our board of directors. Our officers, directors, and management personnel will be reimbursed for any out-of-pocket expenses incurred on our behalf.

Summary Compensation Table. The table set forth below summarizes the annual and long-term compensation for services payable to our former officers during the years February 28, 2003, 2002 and 2001.


                           SUMMARY COMPENSATION TABLE

                                                                                 Long Term Compensation
                                          Annual Compensation                 Awards                 Payouts
                                                                         Restricted    Securities              All Other
                                                         Other Annual       Stock      Underlying     LTIP      Compen-
         Name &                                 Bonus    Compensation      Awards       Options/    Payouts     sation
   Principal Position      Year   Salary ($)     ($)          ($)            ($)        SARs (#)      ($)         ($)

Gary F. McNear             2002       -0-        -0-          -0-            -0-          -0-         -0-         -0-
Chief Executive Officer
  and Director
                           2001       -0-        -0-          -0-            -0-          -0-         -0-         -0-

                           2000     $141,000     -0-          -0-            -0-          -0-         -0-         -0-

                                                                         Restricted   Securities               All Other
                                                         Other Annual       Stock     Underlying     LTIP       Compen-
          Name &                      Salary    Bonus    Compensation      Awards      Options/     Payouts     sation
    Principal Position        Year      ($)      ($)          ($)            ($)       SARs (#)       ($)         ($)

Craig W. Conklin,             2002      -0-      -0-          -0-            -0-          -0-         -0-         -0-
President and Director
                              2001      -0-      -0-          -0-            -0-          -0-         -0-         -0-

                              2000    $141,000   -0-          -0-            -0-          -0-         -0-         -0-

Compensation of Directors.
Our directors receive no compensation for their service on our board of directors.

On April 28, 2003, we entered into an employment agreement with Gary F. McNear, our Chief Financial Officer, Vice President, Secretary and Director. Mr. McNear is paid a base salary of $1,500 per week, and is also paid $500 per week for each week during any month in which earnings (defined as "EBITDA") exceeds 5% of our sales. The agreement is for a term of two years. The agreement restricts Mr. McNear from competing with us, soliciting our customers or employees, and interfering with our business during the term of the agreement and for one year thereafter. Mr. McNear agreed to keep our business trade secrets confidential and not to make use of them. In the event we terminate Mr. McNear without cause, we must pay him severance, consisting of our choice of $250,000 or 250,000 shares of our common stock. Under the agreement, Mr. McNear was also granted an option to acquire 500,000 shares of our common stock, at a price of $.01 per share, expiring five years from the date of grant. The options vest at the rate of 25% per year provided Mr. McNear remains our employee, and 25% of the options also vest during any quarter in which earnings (defined as "EBITDA") exceeds 5% of our sales.

On April 28, 2003, we entered into an employment agreement with Craig W. Conklin, our Chief Operating Officer, Vice President, and Director. Mr. Conklin is paid a base salary of $1,500 per week, and is also paid $500 per week for each week during any month in which earnings (defined as "EBITDA") exceeds 5% of our sales. The agreement is for a term of two years. The agreement restricts Mr. Conklin from competing with us, soliciting our customers or employees, and interfering with our business during the term of the agreement and for one year thereafter. Mr. Conklin agreed to keep our business trade secrets confidential and not to make use of them. In the event we terminate Mr. Conklin without cause, we must pay him severance, consisting of our choice of $250,000 or 250,000 shares of our common stock. Under the agreement, Mr. Conklin was also granted an option to acquire 500,000 shares of our common stock, at a price of $.01 per share, expiring five years from the date of grant. The options vest at the rate of 25% per year provided Mr. Conklin remains our employee, and 25% of the options also vest during any quarter in which earnings (defined as "EBITDA") exceeds 5% of our sales.

In January 2003, Craig W. Conklin, our President, and Gary F. McNear, our Chief Executive Officer, entered into a consulting agreement with Hy-Tech Computer Systems relating to the negotiation of a reduced loan amount due SunTrust Bank. Pursuant to the consulting agreement, Hy-Tech Computer Systems agreed to pay each of Messrs. Conklin and McNear six percent of the discounted amount of the loan due SunTrust Bank. In consideration for six percent of the discounted amount, Messrs. Conklin and McNear agreed to forego any compensation due them for the past two years.

Option Grants In Last Fiscal Year

The following table sets forth information concerning stock options granted to our executive officers and directors named in the summary compensation table for the fiscal year ending February 28, 2003:

                          Number of Shares     Percentage of Total of Options
                         Underlying Options      Granted to Employees During     Exercise Price
Name                           Granted                   Fiscal Year                Per Share        Expiration Date

Gary F. McNear                  None                      _________             _________          _________


Craig W. Conklin                None                      _________             _________          _________

Options Exercised In Last Fiscal Year And Fiscal Year-End Option Values


                        Shares                       Number of Shares Underlying          Value of Unexercised
                      Acquired on       Value          Unexercised Options at            In-the-Money Options at
       Name            Exercise        Realized            Fiscal Year-End                   Fiscal Year-End
                                                   Exercisable     Unexercisable    Exercisable       Unexercisable

Gary F. McNear             0              0              0              0                  0                 0

Craig W. Conklin           0              0              0              0                  0                 0

None of our directors or officers was granted or exercised an option during the fiscal year ended February 28, 2003.



                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 1, 2003, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Generally, a person is deemed to be the beneficial owner of a security if he has the right to acquire voting or investment power within 60 days.

--------------------------------------------------------------- ---------------------------------- -------------------
Name and Address of Beneficial Owner                            Amount and Nature of Beneficial    Percent of Class
                                                                Ownership
--------------------------------------------------------------- ---------------------------------- -------------------
Altos Bancorp, Inc.                                             15,838,448(1)                      55.2%
101 First Street, PMB 493
Los Altos, CA 94022
--------------------------------------------------------------- ---------------------------------- -------------------
Martin Nielson, Chief Executive Officer and Chairman of the     15,838,448(2)                      55.2%
Board of Directors
Hy-Tech Technology Group, Inc.
1840 Boy Scout Drive
Fort Myers, Florida 33907
--------------------------------------------------------------- ---------------------------------- -------------------
Gary F. McNear, Chief Financial Officer, Vice President,        2,919,224(3)                       10.2%
Secretary and Director
Hy-Tech Technology Group, Inc.
1840 Boy Scout Drive
Fort Myers, Florida 33907
--------------------------------------------------------------- ---------------------------------- -------------------
Craig W. Conklin, Chief Operating Officer, Vice President and   2,919,224(4)                       10.2%
Director
Hy-Tech Technology Group, Inc.
1840 Boy Scout Drive
Fort Myers, Florida 33907
--------------------------------------------------------------- ---------------------------------- -------------------

         (1) On April 29, 2003, the Gary F. McNear Revocable Trust ("Gary Trust"), the Susan M. McNear Revocable Trust ("Susan Trust"), the Craig M. Conklin Revocable Trust ("Craig Trust") and the Margaret L. Conklin Revocable Trust ("Margaret Trust") (collectively the "Trusts") entered into a Stock Option and Irrevocable Proxy Agreement with Altos. Gary McNear is the Chief Financial Officer, Vice President, Secretary and Director of the Company and Susan McNear is his wife. Craig M. Conklin is the Chief Operating Officer, Vice President and a Director of the Company and Margaret Conklin is his wife. The Trusts own an aggregate of 15,838,444 shares of the Company's Common Stock. The Trusts granted to Altos an option to acquire 10,000,000 of their shares of Common Stock for $.01 per share for a period of three years. The Trusts also granted to Altos an irrevocable proxy to vote their shares. The irrevocable proxy is for a term of three years with respect to the 10,000,000 shares of Common Stock held by the Trusts that are subject to the option to purchase and for a term of six months with respect to the 5,838,444 shares of Common Stock held by the Trusts that are not subject to the option to purchase. The following table summarizes the options and proxies granted by the Trusts to Altos:


----------------------------- ----------------------------- ------------------------------ ---------------------------
                              Shares   Subject   to  Altos  Shares  Subject to Three Year  Shares   Subject   to  Six
                              Option                        Proxy                          Month Proxy
----------------------------- ----------------------------- ------------------------------ ---------------------------
Gary Trust                    3,959,612                     3,959,612                      -
----------------------------- ----------------------------- ------------------------------ ---------------------------
Susan Trust                   1,040,388                     1,040,388                      2,919,224
----------------------------- ----------------------------- ------------------------------ ---------------------------
Craig Trust                   3,959,612                     3,959,612                      -
----------------------------- ----------------------------- ------------------------------ ---------------------------
Margaret Trust                1,040,388                     1,040,388                      2,919,224
----------------------------- ----------------------------- ------------------------------ ---------------------------
Total                         10,000,000                    10,000,000                     5,838,448
----------------------------- ----------------------------- ------------------------------ ---------------------------

         (2) Mr. Nielson is deemed to be the beneficial owner of the shares of common stock owned by Altos by virtue of being an affiliate of Altos.

         (3) Includes 2,959,224 shares owned by the Susan Trust that are subject to the Altos proxy for six months from April 29, 2003, but which are not subject to the Altos option to purchase and may be sold subject to the proxy. Does not include option for 500,000 shares granted under employment agreement, no portion of which is vested.

         (4) Includes 2,959,224 shares owned by the Margaret Trust. that are subject to the Altos proxy for six months from April 29, 2003, but which are not subject to the Altos option to purchase and may be sold subject to the proxy. Does not include option for 500,000 shares granted under employment agreement, no portion of which is vested.

         As of June 23, 2003, there were 28,711,082 shares of the Company's stock issued and outstanding, excluding 20,516,419 shares which are held in escrow to be released upon the conversion or exercise of certain of our convertible debt and warrants. These shares are not considered to be issued and outstanding.


WHERE YOU CAN FIND MORE INFORMATION

         We are required to comply with the reporting requirements of the Securities Exchange Act. For further information about us, you may refer to:

o        our Annual Report on Form 10-KSB for the year ended Febraury 28, 2003;

o our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002; and

o our Current Reports on Forms 8-K filed on February 4, 2003, March 10, 2003 and May 13, 2003 and Form 8-K/A filed on March 13, 2003.

         You can review these filings at the public reference facility maintained by the SEC at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC 0330 for further information on the public reference room. These filings are also available electronically on the World Wide Web at http://www.sec.gov.


July __, 2003                            By the Order of the Board of Directors
                                                Gary F. McNear
                                                Secretary

                                                                       EXHIBIT A

                           CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION OF

                         HY-TECH TECHNOLOGY GROUP, INC.
                           (Pursuant to Section 242 of
                      the Delaware General Corporation Law)

         The undersigned, Martin Nielson, Chief Executive Officer, of Hy-Tech Technology Group, Inc. (the "Company") and existing under the laws of the State of Delaware does hereby certify that:

         1. The Certificate of Incorporation of the Company is hereby amended pursuant to Section 242 (a)(3) of the General Corporation Law of the State of Delaware, in Article Fourth thereof by the substitution of the following provision:

Fourth: The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be one hundred one million (101,000,000) shares, of which one hundred million (100,000,000) shares shall be common stock, par value $.001 per share (the "Common Stock") and one million (1,000,000) shares shall be preferred stock, par value $.001 per share (the "Preferred Stock"). All of the shares of Common Stock shall be of one class, and shall have the same rights and preferences. When consideration is received for each share of Common Stock and Preferred Stock issued, each share will be fully paid and nonassessable.

         The shares of Preferred Stock shall be undesignated Preferred Stock and may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issuance and duly adopted by the Board of Directors of the Corporation, authority to do so being hereby expressly vested in the Corporation's Board of Directors. The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors of the Corporation, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

         The authority of the Board of Directors of the Corporation with respect to each such class or series of Preferred Stock shall include, without limitation of the foregoing, the right to determine and fix:

               (i) the distinctive designation of such class or series and the number of shares to constitute such class or series;

               (ii) the rate at which dividends on the shares of such class or series shall be declared and paid or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

               (iii) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

               (iv) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

               (v) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

               (vi) the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligations;

               (vii) voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

               (viii) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

               (ix) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with these Articles of Incorporation, may deem advisable and are not inconsistent with the law and the provisions of these Articles of Incorporation.

         2. The foregoing Amendments to the Certificate of Incorporation were authorized by the Board of Directors and duly adopted by consent action by the holders of in excess of fifty percent (50%) of the Company's outstanding stock entitled to vote thereon in accordance with Section 228 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this _____ day of _______________, 2003 and DO HEREBY CERTIFY, that the facts stated in this Certificate of Amendment are true and correct.


---------------------------------------
Martin Nielson, Chief Executive Officer

                                                                       EXHIBIT B

                         HY-TECH TECHNOLOGY GROUP, INC.

                             2003 STOCK OPTION PLAN

                              ADOPTED JUNE 23, 2003


         1. PURPOSE OF THE PLAN. The Hy-Tech Technology Group, Inc., 2003 Stock Option Plan (the "Plan") is intended to advance the interests of Hy-Tech Technology Group, Inc. (the "Company"), by inducing individuals, and eligible entities (as hereinafter provided) of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants, and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants, and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options", which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options" (as hereinafter defined) to employees, non-employee Directors, consultants, and advisors.

         2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee (the "Committee") chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

          3. SHARES SUBJECT TO THE PLAN. The stock subject to Options granted under the Plan shall be shares of the Company's Common Stock, par value $.0001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate five million (5,000,000) shares, plus such number of Common Stock shares issuable upon the exercise of Reload Options (as hereinafter defined) granted under the Plan, subject to adjustment in accordance with the provisions of
Section 13 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the un-purchased shares subject thereto shall again be available for Options under the Plan.

          4. PARTICIPATION. The class of individual or entity that shall be eligible to receive Options under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees (including officers) of either the Company or any subsidiary corporation of the Company, and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof, all employees (including officers) and non-employee Directors of, or consultants and advisors to, either the Company or any subsidiary corporation of the Company; provided, however, that Nonstatutory Stock Options shall not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction. For purposes of the Plan, for an entity to be an eligible entity, it must be included in the definition of "employee" for purposes of a Form S-8 Registration Statement filed under the Securities Act of 1933, as amended (the "Act"). The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its subsidiary corporations to whom Options shall be granted, and the number of shares to be covered by each Option, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant.

         5. STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, the option price per share thereof, and such other terms and provisions not inconsistent with this Plan.

         6. INCENTIVE STOCK OPTIONS. The Board of Directors or the Committee may grant Options under the Plan, which Options are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code (referred to herein as an "Incentive Stock Option"):

                  (a) No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a subsidiary corporation of the Company;

                  (b) Each Incentive Stock Option under the Plan must be granted prior to the date which is ten (10) years from the date the Plan initially was adopted by the Board of Directors of the Company;

                  (c) The option price of the shares of Common Stock subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "Principal Stockholder"), the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted;

                  (d) No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to a Principal Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in
Section 12 hereof;

                  (e) For purposes of determining stock ownership under this
Section 6, the attribution rules of Section 424(d) of the Code shall apply; and

                  (f) For purposes of the Plan, and except as otherwise provided herein, fair market value shall be determined by the Board of Directors or the Committee. If the Common Stock is listed on a national securities exchange or traded on the over-the-counter market, fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange, or on the over-the-counter market as reported by The NASDAQ Stock Market ("NASDAQ") or, if the Common Stock is not listed on NASDAQ, then by the National Quotation Bureau, Incorporated, as the case may be, on the day immediately preceding the day on which the Option is granted or exercised, as the case may be, or, if there is no selling or bid price on that day, the closing selling price, closing bid price, or high bid price on the most recent day which precedes that day and for which such prices are available.

         7. NONSTATUTORY STOCK OPTIONS. The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Options"). Nonstatutory Stock Options which are not intended to meet those requirements shall be subject to the following terms and conditions:

                  (a) A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to
Section 4(b) hereof;

                  (b) The option price of the shares of Common Stock subject to a Nonstatutory Stock Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option; provided, however, the option price shall not be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of grant. For purposes of this Section 7(b), fair market value shall mean, if the Common Stock is publicly traded, the closing trading price on the day preceding the date of the grant; and

                  (c) A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 11 hereof).

         8. RELOAD FEATURE. The Board of Directors or the Committee may grant Options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Stock (as set forth in Section 13(b)(ii)). The Stock Option Agreement for the Options containing the reload feature shall provide that the Option holder shall receive, contemporaneously with the payment of the option price in shares of Common Stock, a reload stock option (the "Reload Option") to purchase that number of shares of Common Stock equal to the sum of (i) the number of shares of Common Stock used to exercise the Option, and
(ii) with respect to Nonstatutory Stock Options, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: (i) the option price per share of Common Stock deliverable upon the exercise of the Reload Option, (A) in the case of a Reload Option which is an Incentive Stock Option being granted to a Principal Stockholder, shall be one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date of grant of the Reload Option, and (B) in the case of a Reload Option which is an Incentive Stock Option being granted to a person other than a Principal Stockholder or is a Nonstatutory Stock Option, shall be the fair market value of a share of Common Stock on the date of grant of the Reload Option; and (ii) the term of the Reload Option shall be equal to the remaining option term of the Option (including a Reload Option) which gave rise to the Reload Option. The Reload Option shall be evidenced by an appropriate amendment to the Stock Option Agreement for the Option which gave rise to the Reload Option. In the event the exercise price of an Option containing a reload feature is paid by check and not in shares of Common Stock, the reload feature shall have no application with respect to such exercise.

         9. RIGHTS OF OPTION HOLDERS. The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option and payment for the respective shares.

         10. ALTERNATE STOCK APPRECIATION RIGHTS.

                  (a) Concurrently with, or subsequent to, the award of any Option to purchase one or more shares of Common Stock, the Board of Directors or the Committee may, in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Board of Directors or the Committee may prescribe, award to the optionee, with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. An SAR granted with respect to an Incentive Stock Option must be granted together with the Related Option. An SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option.

                  (b) Each SAR granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by an SAR Agreement which shall be executed by the Company and by the individual or entity to whom such SAR is granted. The SAR Agreement shall specify the period during which the SAR is exercisable, and such other terms and provisions not inconsistent with the Plan.

                  (c) An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of an SAR has a current right to exercise, the SAR may be exercised from time to time by delivery by the holder thereof to the Company at its principal office (attention: Secretary) of a written notice of the number of shares with respect to which it is being exercised. Such notice shall be accompanied by the agreements evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR Agreement and the Related Option Agreement the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

                  (d) The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the exercise price per share of the Related Option; provided, however, the Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment.

                  (e) The amount payable by the Company to an optionee upon exercise of an SAR may, in the sole determination of the Company, be paid in shares of Common Stock, cash or a combination thereof, as set forth in the SAR Agreement. In the case of a payment in shares, the number of shares of Common Stock to be paid to an optionee upon such optionee's exercise of an SAR shall be determined by dividing the amount of payment determined pursuant to Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of the Plan, the exercise date of an SAR shall be the date the Company receives written notification from the optionee of the exercise of the SAR in accordance with the provisions of Section 10(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the optionee the amount of cash due such optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

                  (f) SARs shall terminate or expire upon the same conditions and in the same manner as the Related Options, and as set forth in Section 12 hereof.

                  (g) The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

                  (h) Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

                  (i) An SAR granted pursuant to the Plan shall be exercisable only by the optionee hereof during the optionee's lifetime and, subject to the provisions of Section 10(f) hereof.

                  (j) An SAR granted pursuant to the Plan shall not be assigned, transferred, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any SAR or of any rights granted thereunder contrary to the foregoing provisions of this Section 10(j), or the levy of any attachment or similar process upon an SAR or such rights, shall be null and void.

         11. TRANSFERABILITY. No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted otherwise than by will or the laws of descent and distribution, or other operation of law, and, during the lifetime of such individual, shall not be exercisable by any other person, but only by the optionee.

         12. TERMINATION OF EMPLOYMENT OR DEATH.

                  (a) Subject to the terms of the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for cause or voluntarily by the employee, non-employee Director, consultant, or advisor, then his or its Option shall expire forthwith. Subject to the terms of the Stock Option Agreement, and except as provided in subsections (b) and (c) of this Section 12, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this Section 12. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be a termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (a), an employee, non-employee Director, consultant, or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the Company) which has assumed the Option of the Company as a result of a corporate reorganization or the like shall not be considered to have terminated his employment or services.

                  (b) Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director, consultant or advisor, or for cause, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor at any time within one (1) year after such death.

                  (c) Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability [within the meaning of Section 22(e)(3) of the Code] while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

                  (d) An Option may not be exercised pursuant to this Section 12 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option, except as provided herein.

                  (e) For purposes of this Section 12, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

         13. EXERCISE OF OPTIONS.

                  (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). In addition, in the event that, under any Stock Option Agreement, the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board of Directors or the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

                  (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company; (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise; (iii) by "cash-less" exercise, if cash-less exercise is otherwise permitted by the Stock Option Agreement; or (iv) by the holder's delivery of any combination of the foregoing (i), (ii) and
(iii).

         14. ADJUSTMENT UPON CHANGE IN CAPITALIZATION.

                  (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price per share subject to outstanding Options, and in any limitation on exerciseability referred to in Section 13(a)(ii) hereof which is set forth in outstanding Incentive Stock Options. If the Company shall be reorganized, consolidated, or merged with another corporation, the holder of an Option shall be entitled to receive, upon the exercise of his Option, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that, in such event, the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

                  (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

         15. FURTHER CONDITIONS OF EXERCISE.

                  (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the further distribution thereof, and such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Act.

                  (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange or market on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification, and compliance.

         16. EFFECTIVENESS OF THE PLAN.The Plan shall become operative and in effect on such date as shall be fixed by the Board of Directors of the Company, in its sole discretion, following approval by a vote of the majority of the holders of the outstanding voting common shares of the Company.

         17. TERMINATION, MODIFICATION AND AMENDMENT.

                  (a) The Plan (but not the Options or SARs granted pursuant to the Plan) shall terminate on a date within ten (10) years from the date of its adoption by the Board of Directors of the Company, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

                  (b) The Plan may, from time to time, be terminated, modified, or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present at a meeting of shareholders and entitled to vote thereon (or, in the case of action by written consent, a majority of the outstanding shares of capital stock of the Company entitled to vote thereon).

                  (c) The Board of Directors may at any time, on or before the termination date referred to in Section 17(a) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present at a meeting of shareholders and entitled to vote thereon (or, in the case of action by written consent, a majority of the outstanding shares of capital stock of the Company entitled to vote thereon), increase (except as otherwise provided by Section 14 hereof) the maximum number of shares as to which Incentive Stock Options may be granted hereunder, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from disqualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

                  (d) No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to whom any Option shall have been granted, adversely affect any rights previously conferred by such Option.

         18. NOT A CONTRACT OF EMPLOYMENT. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

         19. USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

         20. INDEMNIFICATION OF BOARD OF DIRECTORS OR COMMITTEE. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

         21. DEFINITIONS. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

         22. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Delaware.